UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2006.

     INFOLINX COMMUNICATIONS LTD.
 (Exact name of registrant as specified in its charter)

Nevada	333-139805	98-0504670
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

180 Pemberton Avenue, North Vancouver,	V7P 2R5
British Columbia, Canada	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code 866-966-5469

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e -4(c))

ITEM 8.01.	OTHER EVENTS

We have concluded, as we have a limited operating history, as we have no cash from operations, as we have no immediate sources of cash available to fund our operations, and as we have never generated revenue, we are a “shell company” as that term is defined by the provisions of Rule 12b-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended. Accordingly, we shall be subject to, and conform our operations in accordance with, the rules and regulations applicable to shell companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 5, 2007

INFOLINX COMMUNICATIONS LTD.

By:	/s/ Matthew Jones
Name:	Matthew Jones
Title:	President & Director